Advisors Disciplined Trust 2083

Supplement to the Prospectus

Guggenheim Enhanced Equity Income Fund (NYSE: GPM) has merged with Guggenheim Strategic Opportunities Fund (NYSE: GOF). Guggenheim Enhanced Equity Income Fund shareholders received shares of GOF in exchange for their GPM shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Tactical Income Closed-End Portfolio, Series 2021-3 now includes shares of Guggenheim Strategic Opportunities Fund and no long includes shares of Guggenheim Enhanced Equity Income Fund.

Supplement Dated: October 25, 2021